                                                                   EXHIBIT 99.1

NEWS RELEASE
For Immediate Release              Contact: Laura Schultz
                                            Southwest Iowa Renewable Energy, LLC
                                            2101 42nd Avenue
                                            Council Bluffs, Iowa 51501-8409
                                            Phone: (712) 366-0392

       Southwest Iowa Renewable Energy, LLC Announces Hiring Plant Manager

Council Bluffs,  Iowa--May 7,  2008--Southwest Iowa Renewable Energy, LLC (SIRE)
announced today that it has hired Dan Wych as Plant Manager of the company's new ethanol plant under construction near Council Bluffs, Iowa.

Mr. Wych brings more than eight years of ethanol operations  experience to SIRE.
He most  recently  served in operations  support with VeraSun  Energy and US Bio
Energy where he focused on training and improving  yield and process  efficiency across  their fleet of plants.  Mr.  Wych  brings to SIRE nearly  eight years of experience in the ethanol  industry,  having  previously  served with  companies including  Little Sioux Corn  Processors and Quad County Corn  Processors.  Over
this time,  he has had  responsibilities  over most phases of a working  ethanol plant, including production,  quality control,  safety and environmental.  "I am looking  forward to developing a strong team," Mr. Wych stated,  "and  utilizing the tools learned over the course of my career in the ethanol industry."

"We are excited to have Dan join SIRE," said Mark Drake, the company's President and CEO. "He brings  significant  ethanol  process  background  which will prove critical to our future success, as well as key plant management  experience.  He will be an excellent fit for our  organization--he  has a good  knowledge of the industry and is very personable."

SIRE is constructing a 110  million-gallon  per year corn dry-mill ethanol plant south of Council  Bluffs,  Iowa, on a 274-acre  parcel of land in  Pottawattamie
County. The company is majority owned by local investors. Bunge North America is a  strategic  investor in SIRE and is  partnering  with the company to provide a number of its key business  functions.  ICM, Inc. serves as SIRE's  design/build firm and is also a strategic investor in the company.

Plant  construction began first quarter 2007. When fully operational in December
2008, the plant is expected to use more than 38 million bushels of locally grown corn on an annual basis, and will employ as many as fifty people.

This press release contains both historical and forward-looking  statements. All statements,  other than  statements of historical  fact are, or may be deemed to be,  forward-looking  statements  within  the  meaning  of  Section  27A  of the
Securities Act of 1933, as amended,  and Section 21E of the Securities  Exchange
Act of 1934,  as  amended.  These  forward-looking  statements  are not based on historical  facts,  but rather reflect our current  expectations and projections about our future  results,  performance,  prospects and  opportunities.  We have tried to identify  these  forward-looking  statements  by using words  including
"may,"  "will,"  "expect,"   "anticipate,"   "believe,"  "intend,"   "estimate,"
"continue" and similar expressions. These forward-looking statements are subject to a number of risks,  uncertainties  and other  factors  that  could  cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to

serve,  to differ  materially  from those  expressed  in, or implied  by,  these forward-looking statements. The following important factors, among others, could affect  our  business  and  financial  performance:  our  ability  to  complete, integrate  and benefit  from  acquisitions,  divestitures,  joint  ventures  and strategic  alliances;  estimated  demand for the  commodities and other products that we  sell  and  use in our  business;  industry  conditions,  including  the cyclicality of the agribusiness  industry and  unpredictability  of the weather;
agricultural,  economic and political conditions in the primary markets where we operate;  and other economic,  business,  competitive  and/or regulatory factors affecting our business  generally.  The  forward-looking  statements included in this  release  are  made  only as of the date of this  release,  and  except  as otherwise  required by federal  securities law, we do not have any obligation to publicly update or revise any  forward-looking  statements to reflect subsequent events or circumstances.

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